Exhibit 99.1
Joint Filer Information
Name of Joint Filer:	Apex Holdco L.P.

Address of Joint Filer:	c/o J. C. Flowers & Co.
767 5th Avenue
23rd Floor
New York, NY 10153

Issuer Name and Ticker or Trading Symbol:	Vericity, Inc. [VERY]

Date of Earliest Transaction
(Month/Day/Year):	06/28/2024

Designated Filer:	Apex Holdco L.P.

Signature:
Apex Holdco L.P.
By: Apex Holdco GP LLC, its general partner
/s/ Sally Rocker
Name:	Sally Rocker
Title:	Secretary

07/02/2024
Date

Joint Filer Information
Name of Joint Filer:	Apex Holdco GP LLC

Address of Joint Filer:	c/o J. C. Flowers & Co.
767 5th Avenue
23rd Floor
New York, NY 10153

Issuer Name and Ticker or Trading Symbol:	Vericity, Inc. [VERY]

Date of Earliest Transaction
(Month/Day/Year):	06/28/2024

Designated Filer:	Apex Holdco L.P.

Signature:
Apex Holdco GP LLC
/s/ Eric Rahe
Name:	Eric Rahe
Title:	Vice President

07/02/2024
Date

Joint Filer Information
Name of Joint Filer:	JCF Associates IV L.P.

Address of Joint Filer:	c/o J. C. Flowers & Co.
767 5th Avenue
23rd Floor
New York, NY 10153

Issuer Name and Ticker or Trading Symbol:	Vericity, Inc. [VERY]

Date of Earliest Transaction
(Month/Day/Year):	06/28/2024

Designated Filer:	Apex Holdco L.P.

Signature:
JCF Associates IV L.P.
By: JCF Associates IV Ltd., its general partner
/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Director

07/02/2024
Date

Joint Filer Information
Name of Joint Filer:	JCF Associates IV Ltd.

Address of Joint Filer:	c/o J. C. Flowers & Co.
767 5th Avenue
23rd Floor
New York, NY 10153

Issuer Name and Ticker or Trading Symbol:	Vericity, Inc. [VERY]

Date of Earliest Transaction
(Month/Day/Year):	06/28/2024

Designated Filer:	Apex Holdco L.P.

Signature:
JCF Associates IV Ltd.
/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Director

07/02/2024
Date

Joint Filer Information
Name of Joint Filer:	J. Christopher Flowers

Address of Joint Filer:	c/o J. C. Flowers & Co.
767 5th Avenue
23th Floor
New York, NY 10153

Issuer Name and Ticker or Trading Symbol:	Vericity, Inc. [VERY]

Date of Earliest Transaction
(Month/Day/Year):	06/28/2024

Designated Filer:	Apex Holdco L.P.

Signature:
/s/ J. Christopher Flowers
Name:	J. Christopher Flowers

07/02/2024
Date